UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 13, 2006

Aphton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19122	95-3640931
(Commission File Number)	(IRS Employer Identification No.)

8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 218-4340

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 13, 2006, Aphton Corporation’s wholly-owned subsidiary, Igeneon GmbH (formerly Igeneon AG) filed for bankruptcy protection with the Commercial court of Vienna, Austria. Dr. Hochegger has been appointed trustee of the proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APHTON CORPORATION

Date: July 19, 2006	By:	/s/ James F. Smith
	Name:	James F. Smith
	Title:	Senior Vice President and Chief Financial Officer